EXHIBIT 10.27


                          TRADEMARK SECURITY AGREEMENT

            This Agreement, dated as of October __, 1999, is made by and between GROW BIZ INTERNATIONAL, INC. and GROW BIZ GAMES, INC., each a Minnesota corporation whose address and principal place of business is 4200 Dahlberg Drive, Golden Valley, Minnesota 55422 (each a "Debtor" and collectively the "Debtors"), on the one hand, and TCF NATIONAL BANK MINNESOTA, a national banking association whose address and principal place of business is 801 Marquette Avenue, Minneapolis, Minnesota 55402 (the "Secured Party"), on the other hand.

                                    Recitals

            The Debtors and the Secured Party have entered into an Amended and Restated Credit Agreement dated as of October 14, 1998, as amended by a letter agreement amendment dated as of July 29, 1999, and as amended by Second Amendment to Amended and Restated Credit Agreement (the "Second Amendment"), dated as of August 31, 1999 (as so amended, and as it may hereafter from time to time be amended, restated or otherwise modified, the "Credit Agreement") setting forth the terms on which the Secured Party has made and may hereafter make certain loans or other financial accommodations to or for the account of the Debtors.

            Pursuant to the Second Amendment, the Credit Agreement now requires as a condition to each Advance from and after October 31, 1999, that, among other things, the Debtors execute and deliver to the Secured Party such documents as may be necessary in order for the Secured Party to possess first and prior security interest in the Debtors' trademarks. Accordingly, the Secured Party has required the execution and delivery of this Agreement by the Debtors.

            ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

1. DEFINITIONS. ALL TERMS DEFINED IN THE RECITALS HERETO OR IN THE CREDIT AGREEMENT THAT ARE NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM THEREIN. IN ADDITION, THE FOLLOWING TERMS HAVE THE MEANINGS SET FORTH
BELOW:

                        "Obligations" means each and every debt, liability and
            obligation of every type and description arising under or in connection with any Loan Document (as defined in the Credit Agreement) which the Debtors may now or at any time hereafter owe to the Secured Party, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several or joint and several, and including specifically, but not limited to, the Obligations (as defined in the Credit Agreement).

                        "Trademarks" means all of each Debtor's right, title and
            interest in and to trademarks, service marks, collective membership marks, the respective goodwill associated with each, the registrations and applications for each, and licenses thereunder, and including without limitation (i) the right to sue for past infringement and damages therefor, (ii) licenses thereunder and
            (iii) all proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of the foregoing, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit A.


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2. GRANT OF SECURITY INTEREST. AS COLLATERAL SECURITY FOR THE PROMPT AND
COMPLETE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS, THE DEBTORS HEREBY GRANT TO THE SECURED PARTY A SECURITY INTEREST IN THE TRADEMARKS.

3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. THE DEBTORS HEREBY REPRESENT, WARRANT AND AGREE AS FOLLOWS:

(a) EXISTENCE; AUTHORITY. EACH DEBTOR IS A CORPORATION, HAVING FULL POWER AND AUTHORITY TO MAKE AND DELIVER THIS AGREEMENT. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY THE DEBTORS HAS BEEN DULY AUTHORIZED BY ALL NECESSARY ACTION OF EACH DEBTOR'S BOARD OF DIRECTORS, AND, IF NECESSARY, ITS STOCKHOLDERS, AND DOES NOT AND WILL NOT VIOLATE THE PROVISIONS OF, OR CONSTITUTE A DEFAULT UNDER, ANY PRESENTLY APPLICABLE LAW OR EITHER DEBTOR'S ARTICLES OF INCORPORATION OR BYLAWS OR ANY AGREEMENT PRESENTLY BINDING ON EITHER DEBTOR. THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY THE DEBTORS AND CONSTITUTES EACH DEBTOR'S LAWFUL, BINDING AND LEGALLY ENFORCEABLE OBLIGATION. THE CORRECT NAMES OF THE DEBTORS ARE GROW BIZ INTERNATIONAL, INC. AND GROW BIZ GAMES, INC. THE AUTHORIZATION, EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT DO NOT REQUIRE NOTIFICATION TO, REGISTRATION WITH, OR CONSENT OR APPROVAL BY, ANY FEDERAL, STATE OR LOCAL REGULATORY BODY OR ADMINISTRATIVE AGENCY.

(b) TRADEMARKS. EXHIBIT A ACCURATELY LISTS ALL TRADEMARKS OWNED OR CONTROLLED BY THE DEBTORS AS OF THE DATE HEREOF AND ACCURATELY REFLECTS THE EXISTENCE AND STATUS OF TRADEMARKS AND ALL REGISTRATIONS PERTAINING THERETO AS OF THE DATE HEREOF. EACH DEBTOR AGREES TO GIVE THE SECURED PARTY PROMPT WRITTEN NOTICE OF EACH APPLICATION FOR REGISTRATION OF A TRADEMARK (IF ANY) SUCH DEBTOR FILES DURING THE EFFECTIVENESS OF THIS AGREEMENT.

(c) TITLE. WITH RESPECT TO EACH TRADEMARK LISTED ON EXHIBIT A, ONE OR THE OTHER OF THE DEBTORS HAS ABSOLUTE TITLE, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS AND ENCUMBRANCES, EXCEPT THE SECURITY INTEREST. EACH DEBTOR (i) WILL HAVE, AT THE TIME SUCH DEBTOR ACQUIRES ANY RIGHTS IN TRADEMARKS HEREAFTER ARISING, ABSOLUTE TITLE TO EACH SUCH TRADEMARK FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS AND ENCUMBRANCES, EXCEPT THE SECURITY INTEREST, AND (ii) WILL KEEP ALL TRADEMARKS FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS AND ENCUMBRANCES EXCEPT THE SECURITY INTEREST.

(d) NO SALE. THE DEBTORS WILL NOT SELL, ABANDON OR OTHERWISE DISPOSE OF THE TRADEMARKS, OR ANY INTEREST THEREIN, WITHOUT THE SECURED PARTY'S PRIOR WRITTEN CONSENT.

(e) DEFENSE. THE DEBTORS WILL AT THEIR OWN EXPENSE, AND USING THEIR BEST EFFORTS, PROTECT AND DEFEND THE TRADEMARKS AGAINST ALL CLAIMS OR DEMANDS OF ALL PERSONS OTHER THAN THE SECURED PARTY.

(f) MAINTENANCE. THE DEBTORS WILL AT THEIR OWN EXPENSE MAINTAIN THE TRADEMARKS TO THE EXTENT REASONABLY ADVISABLE IN THEIR BUSINESS INCLUDING, BUT NOT LIMITED TO, USING THE TRADEMARKS IN ACTIVE COMMERCE IN THE GOODS TO WHICH


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THE TRADEMARKS PERTAIN, FILING ALL APPLICATIONS TO REGISTER AND ALL AFFIDAVITS
AND RENEWALS POSSIBLE WITH RESPECT TO ISSUED REGISTRATIONS. EACH DEBTOR COVENANTS THAT IT WILL NOT ABANDON NOR FAIL TO PAY ANY MAINTENANCE FEE OR ANNUITY DUE AND PAYABLE ON ANY TRADEMARK, NOR FAIL TO FILE ANY REQUIRED AFFIDAVIT OR OTHER DOCUMENT IN SUPPORT THEREOF, WITHOUT FIRST PROVIDING THE SECURED PARTY: (i) SUFFICIENT WRITTEN NOTICE, AS PROVIDED IN THE CREDIT AGREEMENT, TO ALLOW THE SECURED PARTY TO TIMELY PAY ANY SUCH MAINTENANCE FEES OR ANNUITY WHICH MAY BECOME DUE ON ANY OF SAID TRADEMARKS, OR TO FILE ANY AFFIDAVIT OR OTHER DOCUMENT WITH RESPECT THERETO, AND (ii) A SEPARATE WRITTEN POWER OF ATTORNEY OR OTHER AUTHORIZATION TO PAY SUCH FEES, OR ANNUITIES, OR TO FILE SUCH AFFIDAVIT OR OTHER DOCUMENTS, SHOULD SUCH BE NECESSARY OR DESIRABLE.

(g) SECURED PARTY'S RIGHT TO TAKE ACTION. IF EITHER DEBTOR FAILS TO PERFORM OR OBSERVE ANY OF ITS COVENANTS OR AGREEMENTS SET FORTH IN THIS SECTION 3, AND IF SUCH FAILURE CONTINUES FOR A PERIOD OF TEN (10) CALENDAR DAYS AFTER THE SECURED PARTY GIVES SUCH DEBTOR WRITTEN NOTICE THEREOF (OR, IN THE CASE OF THE AGREEMENTS CONTAINED IN SUBSECTION (f), IMMEDIATELY UPON THE OCCURRENCE OF SUCH FAILURE, WITHOUT NOTICE OR LAPSE OF TIME), OR IF EITHER DEBTOR NOTIFIES THE SECURED PARTY THAT IT INTENDS TO ABANDON A TRADEMARK, THE SECURED PARTY MAY (BUT NEED NOT) PERFORM OR OBSERVE SUCH COVENANT OR AGREEMENT ON BEHALF AND IN THE NAME, PLACE AND STEAD OF SUCH DEBTOR (OR, AT THE SECURED PARTY'S OPTION, IN THE SECURED PARTY'S OWN NAME) AND MAY (BUT NEED NOT) TAKE ANY AND ALL OTHER ACTIONS WHICH THE SECURED PARTY MAY REASONABLY DEEM NECESSARY TO CURE OR CORRECT SUCH FAILURE.

(h) COSTS AND EXPENSES. EXCEPT TO THE EXTENT THAT THE EFFECT OF SUCH PAYMENT WOULD BE TO RENDER ANY LOAN OR FORBEARANCE OF MONEY USURIOUS OR OTHERWISE ILLEGAL UNDER ANY APPLICABLE LAW, EITHER DEBTOR SHALL PAY THE SECURED PARTY ON DEMAND THE AMOUNT OF ALL MONEYS EXPENDED AND ALL COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY THE SECURED PARTY IN CONNECTION WITH OR AS A RESULT OF THE SECURED PARTY'S TAKING ACTION UNDER SUBSECTION (g) OR EXERCISING ITS RIGHTS UNDER SECTION 6 OF THIS AGREEMENT, TOGETHER WITH INTEREST THEREON FROM THE DATE EXPENDED OR INCURRED BY THE SECURED PARTY AT THE HIGHEST RATE THEN APPLICABLE TO ANY OF THE OBLIGATIONS.

(i) POWER OF ATTORNEY. TO FACILITATE THE SECURED PARTY'S TAKING ACTION UNDER SUBSECTION (g) AND EXERCISING ITS RIGHTS UNDER SECTION 6, EACH DEBTOR HEREBY IRREVOCABLY APPOINTS (WHICH APPOINTMENT IS COUPLED WITH AN INTEREST) THE SECURED PARTY, OR ITS DELEGATE, AS THE ATTORNEY-IN-FACT OF SUCH DEBTOR WITH THE RIGHT (BUT NOT THE DUTY) FROM TIME TO TIME TO CREATE, PREPARE, COMPLETE, EXECUTE, DELIVER, ENDORSE OR FILE, IN THE NAME AND ON BEHALF OF SUCH DEBTOR, ANY AND ALL INSTRUMENTS, DOCUMENTS, APPLICATIONS, FINANCING STATEMENTS, AND OTHER AGREEMENTS AND WRITINGS REQUIRED TO BE OBTAINED, EXECUTED, DELIVERED OR ENDORSED BY SUCH DEBTOR UNDER THIS SECTION 3, OR, NECESSARY FOR THE SECURED PARTY, AFTER AN EVENT OF DEFAULT, TO ENFORCE OR USE THE TRADEMARKS OR TO GRANT OR ISSUE ANY EXCLUSIVE OR NON-EXCLUSIVE LICENSE UNDER THE TRADEMARKS TO ANY THIRD PARTY, OR TO SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE TRANSFER TITLE IN OR DISPOSE OF THE


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TRADEMARKS TO ANY THIRD PARTY. THE DEBTORS HEREBY RATIFY ALL THAT SUCH ATTORNEY
SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF. THE POWER OF ATTORNEY GRANTED HEREIN SHALL TERMINATE UPON THE TERMINATION OF THE CREDIT AGREEMENT AS PROVIDED THEREIN AND THE PAYMENT AND PERFORMANCE OF ALL OBLIGATIONS (AS DEFINED THEREIN).

4. DEBTORS' USE OF THE TRADEMARKS. THE DEBTORS SHALL BE PERMITTED TO CONTROL AND MANAGE THE TRADEMARKS, INCLUDING THE RIGHT TO EXCLUDE OTHERS FROM MAKING, USING OR SELLING ITEMS COVERED BY THE TRADEMARKS AND ANY LICENSES THEREUNDER, IN THE SAME MANNER AND WITH THE SAME EFFECT AS IF THIS AGREEMENT HAD NOT BEEN ENTERED INTO, SO LONG AS NO EVENT OF DEFAULT OCCURS AND REMAINS UNCURED.

5. EVENTS OF DEFAULT. EACH OF THE FOLLOWING OCCURRENCES SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THIS AGREEMENT (HEREIN CALLED "EVENT OF DEFAULT"): (a) AN EVENT OF DEFAULT, AS DEFINED IN THE CREDIT AGREEMENT, SHALL OCCUR; OR (b) EITHER DEBTOR SHALL FAIL PROMPTLY TO OBSERVE OR PERFORM ANY COVENANT OR AGREEMENT HEREIN BINDING ON IT; OR (c) ANY OF THE REPRESENTATIONS OR WARRANTIES CONTAINED IN SECTION 3 SHALL PROVE TO HAVE BEEN INCORRECT IN ANY MATERIAL RESPECT WHEN MADE.

6. REMEDIES. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND AT ANY TIME THEREAFTER, THE SECURED PARTY MAY, AT ITS OPTION, TAKE ANY OR ALL OF THE FOLLOWING ACTIONS:

(a) THE SECURED PARTY MAY EXERCISE ANY OR ALL REMEDIES AVAILABLE UNDER THE CREDIT AGREEMENT.

(b) THE SECURED PARTY MAY SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF THE TRADEMARKS.

(c) THE SECURED PARTY MAY ENFORCE THE TRADEMARKS AND ANY LICENSES THEREUNDER, AND IF SECURED PARTY SHALL COMMENCE ANY SUIT FOR SUCH ENFORCEMENT, EACH DEBTOR SHALL, AT THE REQUEST OF SECURED PARTY, DO ANY AND ALL LAWFUL ACTS AND EXECUTE ANY AND ALL PROPER DOCUMENTS REQUIRED BY SECURED PARTY IN AID OF SUCH ENFORCEMENT.

7. COUNTERPARTS. THIS ASSIGNMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE THE SAME INSTRUMENT.

8. MISCELLANEOUS. THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED BY ALL NECESSARY ACTION, CORPORATE OR OTHERWISE. THIS AGREEMENT CAN BE WAIVED, MODIFIED, AMENDED, TERMINATED OR DISCHARGED, AND THE SECURITY INTEREST CAN BE RELEASED, ONLY EXPLICITLY IN A WRITING SIGNED BY THE SECURED PARTY. A WAIVER SIGNED BY THE SECURED PARTY SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE GIVEN. MERE DELAY OR FAILURE TO ACT SHALL NOT PRECLUDE THE EXERCISE OR ENFORCEMENT OF ANY OF THE SECURED PARTY'S RIGHTS OR REMEDIES. ALL RIGHTS AND REMEDIES OF THE SECURED PARTY SHALL BE CUMULATIVE AND MAY BE


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EXERCISED SINGULARLY OR CONCURRENTLY, AT THE SECURED PARTY'S OPTION, AND THE
EXERCISE OR ENFORCEMENT OF ANY ONE SUCH RIGHT OR REMEDY SHALL NEITHER BE A CONDITION TO NOR BAR THE EXERCISE OR ENFORCEMENT OF ANY OTHER. THE SECURED PARTY SHALL NOT BE OBLIGATED TO PRESERVE ANY RIGHTS THE DEBTORS MAY HAVE AGAINST PRIOR PARTIES, TO REALIZE ON THE TRADEMARKS AT ALL OR IN ANY PARTICULAR MANNER OR ORDER, OR TO APPLY ANY CASH PROCEEDS OF TRADEMARKS IN ANY PARTICULAR ORDER OF APPLICATION. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE DEBTORS AND THE SECURED PARTY AND THEIR RESPECTIVE PARTICIPANTS, SUCCESSORS AND ASSIGNS AND SHALL TAKE EFFECT WHEN SIGNED BY THE DEBTORS AND DELIVERED TO THE SECURED PARTY, AND THE DEBTORS WAIVE NOTICE OF THE SECURED PARTY'S ACCEPTANCE HEREOF. THE SECURED PARTY MAY EXECUTE THIS AGREEMENT IF APPROPRIATE FOR THE PURPOSE OF FILING, BUT THE FAILURE OF THE SECURED PARTY TO EXECUTE THIS AGREEMENT SHALL NOT AFFECT OR IMPAIR THE VALIDITY OR EFFECTIVENESS OF THIS AGREEMENT. A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS AGREEMENT OR OF ANY FINANCING STATEMENT SIGNED BY THE DEBTORS SHALL HAVE THE SAME FORCE AND EFFECT AS THE ORIGINAL FOR ALL PURPOSES OF A FINANCING STATEMENT. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW OF MINNESOTA WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS. IF ANY PROVISION OR APPLICATION OF THIS AGREEMENT IS HELD UNLAWFUL OR UNENFORCEABLE IN ANY RESPECT, SUCH ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT OTHER PROVISIONS OR APPLICATIONS WHICH CAN BE GIVEN EFFECT AND THIS AGREEMENT SHALL BE CONSTRUED AS IF THE UNLAWFUL OR UNENFORCEABLE PROVISION OR APPLICATION HAD NEVER BEEN CONTAINED HEREIN OR PRESCRIBED HEREBY. ALL REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT SHALL SURVIVE THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE CREATION AND PAYMENT OF THE OBLIGATIONS.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED
ON OR PERTAINING TO THIS AGREEMENT.

            IN WITNESS WHEREOF, the parties have executed this Trademark Security Agreement as of the date written above.



                                      GROW BIZ INTERNATIONAL, INC.


                                      By /s/ David J. Osdoba, Jr.
                                         ------------------------
                                         David J. Osdoba, Jr.
                                         Its Vice President of Finance and Chief
                                         Financial Officer

                                      GROW BIZ GAMES, INC.


                                      By /s/ David J. Osdoba, Jr.
                                         ------------------------
                                         David J. Osdoba, Jr.
                                         Its Vice President of Finance and Chief
                                         Financial Officer

                                      TCF NATIONAL BANK MINNESOTA


                                      By
                                        ----------------------------------------
                                         Its
                                            ------------------------------------

                                      By
                                        ----------------------------------------
                                         Its
                                            ------------------------------------


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


STATE OF MINNESOTA   )
                     )
COUNTY OF HENNEPIN   )

         The foregoing instrument was acknowledged before me this __ day of October, 1999, by David J. Osdoba, the Vice President of Finance and Chief Financial Officer of Grow Biz International, Inc., a Minnesota corporation, on behalf of the corporation.

                                       ----------------------------------

                                                        Notary Public

STATE OF MINNESOTA   )
                     )
COUNTY OF HENNEPIN   )

         The foregoing instrument was acknowledged before me this __ day of October, 1999, by David J. Osdoba, the Vice President of Finance and Chief Financial Officer of Grow Biz Games, Inc., a Minnesota corporation, on behalf of the corporation.

                                       ----------------------------------

                                                        Notary Public

STATE OF MINNESOTA   )
                     )
COUNTY OF HENNEPIN   )

         The foregoing instrument was acknowledged before me this __ day of October, 1999, by _________________________________, a ______________________ of
TCF National Bank Minnesota, a national banking association, on behalf of the association.

                                       ----------------------------------

                                                        Notary Public

STATE OF MINNESOTA   )
                     )
COUNTY OF HENNEPIN   )

         The foregoing instrument was acknowledged before me this __ day of October, 1999, by _________________________________, a ______________________ of
TCF National Bank Minnesota, a national banking association, on behalf of the association.

                                       ----------------------------------

                                                        Notary Public


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                                    EXHIBIT A
                         UNITED STATES ISSUED TRADEMARKS
                                  REGISTRATIONS

                Mark                    Registration Number    Registration Date
                ----                    -------------------    -----------------
*Computer Renaissance                        1,856,440              09/27/94
*Computer Renaissance and design             1,975,949              05/28/96
*Plato's Closet                              2,211,282              12/15/98
ABC Once Upon A Child A Children's           1,573,973              12/26/89
Resale Shop and design
*Once Upon a Child and design                1,856,930              10/04/94
Kids' Stuff with Previous Experience         1,926,022              10/10/95
Play It Again Kids                           1,956,690              02/13/96
*Play It Again Sports                        1,562,785              10/24/89
*Play It Again Sports and design             1,738,778              12/08/92
Sports Equipment That's Used.                1,874,326              01/17/95
But Not Used Up.
Play Safe. Play Hard. Play It Again.         1,950,617              01/23/96
Play It Again Sports
Pro Custom                                   1,216,009              11/09/82
*Music Go Round                              1,857,397              10/04/94
Music Equipment That's Used But Not          2,164,203              06/09/98
Used Up
*Music Go Round and design                   1,938,398              11/28/95
ReTool logo                                  2,267,043               08/3/99
Design - person                              2,264,554              07/27/99
Design - person                              2,264,553              07/27/99
Value to the Extreme                         2,235,090              03/23/99
Design - jack-in-the-box                     2,101,003              09/30/97
Grow Biz                                     1,953,197              01/30/96
*Computer Renaissance                        1,918,636              09/12/95
*Music Go Round                              1,933,637              11/07/95
Grow Biz                                     1,897,696              06/06/95
*Once Upon A Child                           1,668,930              12/17/91
*Once Upon A Child and design                1,872,459              01/10/95
Grow Biz                                     1,859,937              10/25/94
*Once Upon A Child and design                1,821,841              02/15/94
Sports Traders                               1,811,232              12/14/93
Grow Biz and design                          1,968,686              04/16/96


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


*ReTool                                      2,267,043              08/03/99


                      UNITED STATES TRADEMARK APPLICATIONS

*Plato's Closet and design     Serial No. 75/709,530    Date of filing: 05/19/99
We Keep the Music Moving       Serial No. 75/461,860         Date of filing:
                                                                 04/3/98
*Design - recycle logo         Serial No. 74/662,893         Date of filing:
                                                                 4/19/95
Pro Custom                     Serial No. 74/638,321         Date of filing:
                                                                 2/27/95


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                           CANADIAN ISSUED TRADEMARKS
                                  REGISTRATIONS

                                Registration Number (or Other
              Mark                  Identification Number)     Registration Date
              ----                  ----------------------     -----------------
*Play It Again Sports                      407,459                  1/29/93
*Music Go Round                            472,787                  3/18/97
*Computer Renaissance                      496,479                  6/19/98
*Computer Renaissance &                    474,198                   4/7/97
  Design
Family Golf Shop                           496,825
Grow Biz                                   473,728
Grow Biz & Design                          503,283
Kids' Stuff With Previous Experience       515,845
*O Logo Design (Chasing Arrows)            890,859
*Once Upon A Child & Design                447,287                   9/8/98
*Once Upon A Child A Children's            406,110
  Resale Shop & Design
*Plato's Closet Brand Name                 1017819
  Teen Wear & Design
Play Safe Play Hard Play It                 463206
  Again Play It Again Sports

                         CANADIAN TRADEMARK APPLICATIONS

*ReTool and Design                                Appl. #882,608      6/26/98
*ReTool                                           Appl. #882,609      6/26/98
PRINCIPAL TRADEMARKS ARE INDICATED BY "*"


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